SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

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                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) August 24, 1998


                GE Capital Mortgage Services, Inc.
           (as Seller and Servicer under the Pooling and
          Servicing Agreement dated as of August 1, 1998,
          providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-13)



                GE Capital Mortgage Services, Inc.
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    (Exact Name of Registrant as Specified in Charter)

      New Jersey                33-5042              21-0627285
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State or Other Jurisdiction   (Commission          (IRS Employer
  of Incorporation)            File Number)      Identification No.)

Three Executive Campus
Cherry Hill, New Jersey                                    08002
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (609) 661-6100
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Item 5.    Other Events.

           Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by PaineWebber Incorporated ("PaineWebber"), in respect of certain classes of the Registrant's REMIC Multi-Class Pass- Through Certificates, Series 1998-13 (the "Series 1998-13 Certificates"). Certain classes of the Series 1998-13 Certificates are being offered pursuant to a Prospectus dated May 26, 1998, as supplemented by a related Prospectus Supplement dated August 24, 1998 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-51151) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

           The Computational Materials were prepared solely by PaineWebber, the underwriter of certain classes of the Series 1998-13 Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

           Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1. Computational Materials (PaineWebber Incorporated).


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                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GE Capital Mortgage Services, Inc.
                                  ----------------------------------
                                          (Registrant)



Date: August 24, 1998             By /s/ Mary Kaplan
      ---------------               ------------------
                                  Name:  Mary Kaplan
                                  Title: Vice President


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                           EXHIBIT INDEX



The following exhibit is being filed herewith:


EXHIBIT NO.          DESCRIPTION                            PAGE
-----------          -----------                            ----

   1                 Computational Materials
                    (PaineWebber Incorporated)


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